Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Prudential Premier Series (B, L, and X Series)

Supplement, dated August 11, 2008

To

Prospectus, dated May 1, 2008

This supplement should be read and retained with the prospectus for your Annuity. If you would like another copy of the prospectus, please call us at 1-800-752-6342.

In the section entitled Valuing Your Investment, within the sub-section entitled When Do You Process And Value Transaction?, there is a paragraph that states:

Please note that we currently have an arrangement with Citigroup Global Markets Inc. ("CGM") under which Purchase Payments, surrenders and transfers that you submit in good order through CGM and/or certain of its affiliates prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. This arrangement may be terminated in certain circumstances.

We replace that paragraph with the following:

Please note that we currently have an arrangement with Citigroup Global Markets Inc. ("CGM") under which Purchase Payments, surrenders and transfers that you submit in good order through CGM and/or certain of its affiliates prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. In addition, we currently have an arrangement with Merrill Lynch, under which transfers that you submit in good order through Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM and Merrill Lynch may be terminated in certain circumstances.

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